SUPPLEMENT TO THE SPARTAN
MUNICIPAL FUNDS
FEBRUARY 27, 1999 PROSPECTUS

   SHAREHOLDER MEETING. On or about January 19, 2000, a meeting of the shareholders of Spartan Intermediate Municipal Income Fund will be held to approve various proposals. Shareholders of record on November 22, 1999 are entitled to vote at the meeting.

SHAREHOLDER MEETING. On or about December 15, 1999, a meeting of the shareholders of Spartan Municipal Income Fund will be held to approve various proposals. Shareholders of record on October 18, 1999 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a
free copy of either proxy sta   teme    nt.